UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported):

July 6, 2017 (June 29, 2017)

Internap Corporation

(Exact Name of Registrant as Specified in Charter)

Delaware (State or Other Jurisdiction of Incorporation)	001-31989 (Commission File Number)	91-2145721 (IRS Employer Identification Number

One Ravinia Drive, Suite 1300, Atlanta, Georgia (Address of Principal Executive Offices)	30346 (Zip Code)

Registrant’s telephone number, including area code: (404) 302-9700

Not applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Securities Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Securities Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Securities Act (17 CFR 240.13e-2(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

ITEM 1.01	Entry into a Material Definitive Agreement.

On June 29, 2017, Internap Corporation (the “Company”) entered into the Seventh Amendment to Lease Agreement by and between Digital 2121 South Price, LLC (the “Lessor”) and the Company (the “Seventh Amendment”). The Seventh Amendment was entered into on June 29, 2017 but is deemed to be effective as of May 1, 2017. The Seventh Amendment amends that certain Lease Agreement by and between the Lessor (as successor-in-interest to Mainrock II Chandler, LLC) and the Company originally entered into on June 15, 2007 (and subsequently amended on January 15, 2008, February 27, 2008, September 22, 2014, January 6, 2016, June 30, 2016 and March 24, 2017) covering a portion of the building located at 2121 South Price Road in Chandler, Arizona (as amended, the “Lease Agreement”).

The Seventh Amendment, among other things, provides for:

•	extension of the term of the Lease Agreement for the leased premises until December 31, 2029;
•	leasing of additional locations of the premises until December 31, 2029;
•	environmental controls, electrical capacity and the base rent for certain portions of the leased premises;
•	the ability of the Company to extend the term of any of six specified portions of the leased premises or all of the leased premises via two extension options; and
•	other commercially standard terms and conditions.

Unless otherwise modified or terminated in accordance with the terms of the Lease Agreement, the Company’s total obligations under the Lease Agreement are approximately $95 million through the expiration of the lease on December 31, 2029. The obligations under the Lease Agreement are not classified as indebtedness under the Company’s credit agreement, as amended.

The foregoing descriptions of the Seventh Amendment, the Lease Agreement and any amendments thereto do not purport to be complete and are qualified in their entirety by reference to such agreements, which will be filed with the Company’s next periodic report.

ITEM 2.03	Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

The information in Item 1.01 is incorporated by reference herein.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

INTERNAP CORPORATION

Date: July 6, 2017	By:	/s/ Robert Dennerlein
Robert Dennerlein
Chief Financial Officer